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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2000


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF JUNE 1, 2000, PROVIDING FOR THE ISSUANCE
       OF FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-2)


                       Ameriquest Mortgage Securities Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    333-94443          33-0885129
------------------------------     ----------------       ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                    92868
------------------------------------                               --------
(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (714) 541-9960
                                                     --------------






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                                       -2-



Item 2.  Acquisition or Disposition of Assets

         On June 23, 2000 (the "Closing Date"), a single series of certificates, entitled Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass Through Certificates, Series 2000-2 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Agreement") among Ameriquest Mortgage Securities Inc. (the "Depositor"), Ameriquest Mortgage Company (the "Master Servicer") and Norwest Bank Minnesota, National Association (the "Trustee"). On July 14, 2000 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $154,671,590.09 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trust Administrator pursuant to a Subsequent Transfer Instrument, dated July 14, 2000, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 5.  Other Events

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $500,326,976.55 as of June 1, 2000 and (ii) the Pre-Funding Account, which contained approximately $154,673,023.45.

         As more fully described above, on July 14, 2000, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of July, 2000, the end of the "Funding Period" (as defined in the Agreement).


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                                       -3-


Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



  Exhibit No.    Description
  -----------    -----------

     4.2 Subsequent Transfer Instrument, dated as of July 14, 2000 between Ameriquest Mortgage Securities Inc. as seller, and Norwest Bank Minnesota, National Association, as trustee.

     99.1 Characteristics of the Mortgage Pool as of July 1, 2000, relating to Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2000-2.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 21, 2000

                                   AMERIQUEST MORTGAGE SECURITIES INC.



                                   By: /s/John P. Grazer
                                      --------------------------
                                   Name:  John P. Grazer
                                   Title: CFO





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                                  EXHIBIT INDEX

   Exhibit No.    Description                                         Page
   -----------    -----------                                         ----

      4.2         Subsequent Transfer Instrument

      99.1 Characteristics of the Mortgage Pool as of July 1, 2000, relating to Ameriquest Mortgage
                  Securities Inc., Floating Rate Mortgage Pass-
                  Through Certificates, Series 2000-2